62 Killarney Avenue
Killarney Gardens

PO Box 51640
West Beach
7449

Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

MikroTik SA
Routing Africa

Service Level Agreement (SLA)
For Wireless Network Services and Support
Between

MikroTikSA a division of

Autumn Skies Trading 548 CC CK2009/210775/23

herein represented by RIYAAZ KERBELKER, duly authorised thereto

Of: 62 Killarney Avenue, Killarney Gardens. Tel: (021) 557 6868, Fax: (086) 645 0493, E-mail: Riyaaz@mikrotiksa.com

("MIKROTIKSA")

And

LEATT Corporation (Incorporated in the State of Nevada)

herein represented by Mr Sean MacDonald, duly authorised thereto

Of:

("Leatt")

Document Owner:	Riyaaz Kerbelker - MikrotikSA

Version

Version	Date	Description	Author
1	5 March 2013	Draft Version	Riyaaz Kerbelker
2	18 April 2013	Final Version	Graham Pitout

MikroTik SA
Routing Africa

62 Killarney Avenue
Killarney Gardens
PO Box 51640
West Beach
7449
Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

SIGNING

This agreement will only be legally binding and enforceable if signed by the duly authorised representatives of both parties.

SIGNED at VANILLA (CPT) on 24TH APRIL 2013

AS WITNESSES:

1. [signature] [signature]
MIKROTIKSA

2. [signature]

SIGNED at Cape Town on 19th April 2013

AS WITNESSES:

1. [signature] [signature]
LEATT

2. [signature]

MikroTik SA

Routing Africa

62 Killarney Avenue
Killarney Gardens

PO Box 51640
West Beach
7449

Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

TABLE OF CONTENTS

1. Agreement Overview 4

2. Goals & Objectives 4

3. Term 4

4. Service & Support Agreement 5

4.1. Support 5

4.2. Hardware 5

4.3. Fault Response & Repair Times 6

4.4. Leatt Responsibilities 6

4.5. Breach of Agreement 6

4.5.1. Penalty Clause – Non Delivery 7

4.5.2. Service Delivery 7

4.5.3. Force Majeure 7

4.5.4. Service Assumptions 7

5. DOMICILIUM CITANDI ET EXECUTANDI 7

6. Contact details and Fault Logging: 9

62 Killarney Avenue
Killarney Gardens
PO Box 51640
West Beach
7449
Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

1. Agreement Overview

This Agreement is a Service Level Agreement ("SLA" or "Agreement") between MikrotikSA and Leatt for the provision of Wireless Network services ("Internet") as set out in Appendix A and related support ("Support")

2. Goals & Objectives

The purpose of this **Agreement** is to ensure that the proper elements and commitments are in place to provide consistent Wireless Networking **Service** and **Support** delivery to Leatt by *MikrotikSA*.

The **goal** of this Agreement is to obtain mutual agreement for Wireless Networking service provision between *MikrotikSA* and Leatt.

The **objectives** of this Agreement are to:

2.1. Provide clear reference to service ownership, accountability, roles and/or responsibilities.
2.2. Present a clear, concise and measurable description of service provision to Leatt
2.3. Match perceptions of expected service provision with actual service support & delivery.

3. Term

This Agreement is valid from_30 March 2013 ("Effective Date") and will continue indefinitely unless terminated in accordance herewith. Two months written notice is required by either party to cancel the agreement. Such cancellation shall not result in any penalties or charges to either party.

MikrotikSA reserve the right to amend Appendix A every 12 months calculated from the Effective Date, subject to written approval by Leatt of the amendments made. Should MikrotikSA not amend Appendix A, the Services and Support shall continue under the terms of the existing Agreement and Appendix A.

62 Killarney Avenue
Killarney Gardens
PO Box 51640
West Beach
7449
Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

4. Service & Support Agreement

The following detailed service parameters are the responsibility of the Service Provider in the ongoing support of this Agreement.

4.1. Support

MikrotikSA shall provide the following support relating to the Services at no additional cost to Leatt unless otherwise specified:

- Manned telephone support -
  - Monday – Friday Business Hours 8.30am – 5.00pm – 021 557 6868
  - Direct Support Mobile # - 083 294 0476 (Mon - Sat – 7.00am – 3.00pm)
- Monitored email support via MikrotikSA ticketing system (24 – 7)
  - Remote assistance using Remote Desktop and a Virtual Private Network where available (Mon - Sat – 7.00am – 3.00pm)
- Planned or Emergency Onsite assistance
- Weekly system health check

4.2. Hardware

4.2.1. **MikrotikSA** will take full responsibility for the hardware required to deliver the **Services** ("Hardware") and will carry all associated costs which includes the following:

- All **Hardware** warranties will be carried by **MikrotikSA Hardware** warranty includes – Mast or Pole, All physical hardware installed, Cabling to the termination point within the **Leatt** Network. On completion of the upgraded requirements as stipulated in Appendix A
- This agreement supersedes standard **Hardware** warranty of 24 months from the manufacturer.
- Replacement of **Hardware** should it fail including labour and parts

- Re-alignment of the units should they become miss-aligned due to natural occurrences
- Weekly checks of link performance and optimization where required.
- Provide appropriate notification to **Leatt** of all scheduled maintenance.
- Leatt shall carry the cost of Hardware replacement resulting from wilful damage of equipment and/or negligence by Leatt's staff

AL
SM

62 Killarney Avenue
Killarney Gardens
PO Box 51640
West Beach
7449
Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

- Where upgrades need to be carried out; recommendations will be made to ensure that the standardization of the complete Leatt Network is achieved in the shortest time frame possible.
- MikrotikSA will take ownership of the equipment for the duration of the SLA and service delivery, with regard to replacement, upgrade of technology and maintenance.

4.3. Fault Response & Repair Times

This is a Level 2 SLA and MikrotikSA shall repair all faults within a maximum of 8 business hours of receiving notification of the fault, and shall repair faults on weekends and public holidays when requested by Leatt at an additional cost.

Monitoring by MikrotikSA:
Automated continuous monitoring with manned monitoring during business hours Monday to Friday of link status, radio and router device status and hi-site status

Response times:
MikrotikSA will respond to all **Service** faults and failures within the following time frames (worst case)

- Immediate recognition of fault by **MikrotikSA** via telephone or e-mail
- Remote assessment of issues and if fault can be resolved immediately it shall.
- Should a call out be required and technicians needed to be onsite, **MikrotikSA** will ensure that under the SLA response (4 Business Hours onsite and 16 hour repair guarantee) all issues will be resolved.

4.4. Leatt Responsibilities

Leatt are responsible for:

- Payment of all agreed costs by the due date as agreed under the payment terms in Appendix A.
- Payments not made within 7 days of the due date specified in **Appendix A**, will attract interest at standard prime lending rate.
- Reasonable availability of **Leatt** representative(s) when resolving a service related incident or request.

4.5. Breach of Agreement

62 Killarney Avenue
Killarney Gardens
PO Box 51640
West Beach
7449
Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

4.5.1. Penalty Clause – Non Delivery

- Should MikrotikSA not repair a fault within the agreed time frame they will issue Leatt a credit amounting to 50% of the monthly SLA costs specific to link and device as set out in Appendix A, with an increased penalty of 10% per hour thereafter, to a maximum of 100%.
- This credit only applies to the hardware monitoring and link maintenance cost.

4.5.2. Service Delivery

- Should the Services not meet the minimum specifications set out in Appendix A for a cumulative period exceeding 8 business hours over any month ("Service Delivery Failure"), Mikrotik SA will issue Leatt a credit amounting to 50% of the monthly cost as set out in Appendix A, with an increased penalty of 10% per hour thereafter, to a maximum of 100%
- MikrotikSA will maintain levels of wireless performance during adverse weather conditions. Thus during heavy rainfall and / or extreme windy conditions MikrotikSA will maintain at least minimum connectivity and speeds as detailed in Appendix A.

4.5.3. Force Majeure

- Leatt recognizes that certain types of catastrophic failure or event (force majeure) may suspend the terms of this contract where the failure or event is beyond the control of MikrotikSA
- If MikroTikSA asserts Force Majeure as an excuse for failure to perform its obligation, then it must prove that it took reasonable steps to minimize delay or damages caused by foreseeable events and that it substantially fulfilled all non-excused obligations

4.5.4. Service Assumptions

Assumptions related to in-scope services and/or components include:

- Backup of Current Configuration on all MikrotikSA installations will be held at MikrotikSA Offices and a copy provided to Leatt.
- Leatt will provide an email address to which the configuration will be emailed by our automated backup system. It is the responsibility of Leatt to ensure the email address is maintained correctly.

5. DOMICILIUM CITANDI ET EXECUTANDI

The parties choose the following addresses as their respective domicilia citandi et executandi:

62 Killarney Avenue
Killarney Gardens

PO Box 51640
West Beach
7449

Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

MikrotikSA - 62 Killarney Avenue, Killarney Gardens. Tel: (021) 557 6868, Fax: (086) 645 0493, E-mail: Riyaaz@mikrotiksa.com

Leatt Corporation - 50 Kiepersol Cres, Atlas Gardens, Contermanskloof, Durbanville. Tel: (021) 557 7257, Fax (021) 557 7381

The Parties may only alter their domicilium in writing.

All notices in terms of this agreement or otherwise must be delivered at the chosen domiciliae.

The Parties have the right to choose the communication medium but they do accept the inherent risks of such medium and the sending party shall bear the onus of proof that the other party received such notice.

62 Killarney Avenue
Killarney Gardens

PO Box 51640
West Beach
7449

Office (021) 557 6868
Workshop (087) 576 3068
Fax (086) 645 0493

6. Contact details and Fault Logging:

Leatt

Name	Email	Cell Contact
Roelf v.d. Merwe	roelf@leatt.com	0837032615
Herman Keuler	herman@leatt.com	084 6000 343

MikrotikSA –

Name	Email	Cell Contact
Theunis Coetzee	theunis@mikrotiksa.com	
Riyaaz Kerbelker	Riyaaz@mikrotiksa.com	072 290 2500
MikrotikSA Support #	contactus@mtza.net	021 557 6868

Appendix A to Service Level Agreement (SLA)

For Wireless Network Services and Support

Between Leatt and MIKROTIKSA

Appendix A

(all amounts incl VAT)

Installation cost:
* Supply and installation of link on Contermans: R2500
* Upgrade of existing hardware at client premises: R2250
(hardware includes a Nanobridge + RB750 router on the client side)

Monthly cost:
* Antenna rental Contermans: R450 (this is the fee we pay the high site owner per antenna)
* Dedicated link line rental + SLA: R1250"